EXECUTION VERSION
EIGHTH AMENDMENT TO
FIFTH AMENDED AND RESTATED CREDIT AGREEMENT
THIS EIGHTH AMENDMENT

TO FIFTH AMENDED

AND RESTATED CREDIT AGREEMENT (this "Amendment")

is made and entered

into on January

3, 2023,
by and among DELTA

APPAREL, INC., a Georgia

corporation ("Delta"), M. J. SOFFE, LLC, a North Carolina limited liability company

("Soffe"), CULVER CITY
CLOTHING CONWANY,

a Georgia

corporation ("Culver City"),

SALT

LIFE, LLC,

a Georgia

limited liability

company ("Salt Life"),

DTG2GO, LLC, a

Georgia
limited liability company ("DTG2GO"; Delta, Soffe,

Culver City, Salt Life, and DTG2GO, each individually, a "Borrower" and, collectively, "Borrowers"); the parties to the Credit

Agreement (as defined below)

from time to

time as Lenders (each

individually, a

"Lender" and collectively,

"Lenders"); and WELLS FARGO

BANK,
NATIONAL

ASSOCIATION,

a

national banking

association ("Wells

Fargo"), in

its capacity

as

agent for

Lenders (together

with its

successors in

such capacity,
"Agent").
Recitals:
Borrowers, Agent

and Lenders

are parties to

a certain

Fifth Amended and

Restated Credit Agreement

dated as

of May

10, 2016

(as at

any time

amended, restated,
modified or supplemented, the

"Credit Agreement"), pursuant to which

Agent and Lenders have made

certain loans and other

financial accommodations available to
Borrowers.
The parties desire to amend the Credit Agreement as hereinafter set forth.
NOW, THEREFORE, for TEN DOLLARS ($10.00) in hand paid and other good and valuable consideration, the receipt and sufficiency of which are hereby severally acknowledged, the parties hereto, intending to be legally bound hereby, agree as follows:
1. Definitions. All capitalized terms used in this Amendment, unless otherwise defined herein, shall have the meaning ascribed to such terms in the
Credit Agreement.
2.
Amendments to Credit Agreement.

The Credit Agreement is hereby amended as follows:
(a)
By deleting the last paragraph

in the definition of "Borrowing Base"

set forth in Schedule I

. 1 to the

Credit Agreement, and by substituting

the
following in lieu thereof:
Notwithstanding anything to

the contrary contained

herein, (A) the

portion of the

Borrowing Base on

any date calculated

with reference to

Eligible
Real Property, Eligible Intellectual Property and Eligible Equipment

collectively, shall not exceed (i) at any time prior to

the first day of the fiscal
month immediately following the

Seventh Amendment Date,

twenty percent (20%) of

the Maximum Revolver Amount

and (ii) at any time

on and
after the first day of the fiscal month

immediately following the Seventh Amendment

Date, twenty-five percent (25%) of

the Maximum Revolver
Amount, (B) the portion

of the Borrowing Base

on any date calculated

with reference to Eligible

In-Transit Inventory, shall not exceed

$6,000,000
at any time,

and (C) the

aggregate amount

of Adjusted Revolver

Usage based

on Eligible Inventory

consisting of yarn

classified as work-in-process
outstanding at any time shall not exceed $2,500,000 at any

time.
(b)
By deleting the definitions of "Eligible In-Transit Inventory" and "Increased Reporting Event" set forth in Schedule 1.1 to the Credit Agreement
and by substituting the following in lieu thereof:
“Eligible In-Transit Inventory"

means those items of Inventory that do not qualify as Eligible Inventory solely because they are not in a location set forth on
Schedule 4.23 or in transit among such locations and a

Borrower does not have actual and exclusive possession

thereof, but as to which,
(a) such Inventory is either
(1)
the subject of a

Qualified Import Letter of

Credit and the applicable

Letter of Credit has
been drawn upon in full and the Issuing Bank has honored such drawing, or
(2)
as determined by Agent in its Permitted Discretion, not subject to (i) any Person's right of
reclamation, repudiation, stoppage

in transit or

diversion or (ii) any

other right or

claim of any

other Person which
is (or is capable of being) senior to, or pari

passu with, the Lien of Agent or Agent determines that any

Person's
right or claim impairs, or interferes

with, directly or indirectly,

the ability of Agent to realize on,

or reduces the
amount that Agent may realize from the sale or other

disposition of such Inventory,
(b)
such Inventory currently is in transit (whether by vessel, air,

or land) from a location outside of the continental
United States to a location set forth on Schedule 4.23
(c) title to such Inventory has passed to a Borrower,
(d)
such Inventory is insured

against types of loss,

damage, hazards, and risks,

and in amounts, satisfactory

to Agent
in its Permitted Discretion,
(e) such Inventory either

(1)
is the subject

of a negotiable

bill of lading

governed by the

laws of a

state within

the United
States (x) that is

consigned to Agent or one

of its agents (either directly

or by means of endorsements),

(y) that
was issued by the carrier respecting the subject Inventory,

and (z) that either is (I) in the possession of Agent or
a customs broker

(in each case

in the continental

United States), or

(Il) the subject

of a telefacsimile

copy that
Agent has received from

the Issuing Bank which

issued the applicable

Letter of Credit

and as to which

Agent also
has received a confirmation from such Issuing Bank that such document is in-transit by air-courier to Agent or a customs broker (in each case, in the continental United States),

or
(2)
is the subject

of a negotiable

cargo receipt governed

by the

laws of a

state within

the United
States and

is not

the subject

of a

bill of

lading (other

than a

negotiable bill

of lading

consigned to,

and in

the
possession

of,

a

consolidator

or

Agent,

or

their

respective

agents)

and

such

negotiable

cargo

receipt

is

(x)
consigned to Agent or

one of its

agents (either directly or

by means of endorsements),

(y) that was issued

by a
consolidator respecting the subject Inventory, (z) that either is (I) in the possession of Agent or a customs broker
(in each case in the continental United States), or (Il) the subject of a telefacsimile copy that Agent has received from the

Issuing Bank which

issued the applicable

Letter of Credit

and as to

which Agent also

has received a
confirmation

from such Issuing Bank

that such document is in-transit

by air-courier to Agent or

a customs broker
(in each case, in the continental United States),
(f) such

Borrower has

provided a

certificate to

Agent that

certifies that,

such Inventory

meets all

of Borrowers'

representations and
warranties contained in the Loan Documents concerning Eligible In-Transit Inventory,

that it knows of no reason why such

Inventory
would not

be accepted by

such Borrower when

it arrives in

the continental United

States and that

the shipment as

evidenced by the
documents conforms to the related order documents, and
(g) such Inventory shall not have been in transit for more

than fortyfive (45) days.
"Increased Reporting Event" means, at any time, Alternate

Excess Availability is less than the greater of (a) 12.5% of the lesser of the Borrowing
Base and

the Maximum Revolver

Amount, and

(b) $20,000,000 (such

amount to

be increased pro

rata with the

amount of

any increase

in the
Commitments pursuant to Section 2.14).
3.
Ratification

and

Reaffirmation.

Each

Borrower

hereby

ratifies and

reaffirms

the

Obligations, each

of

the

Loan

Documents and

all

of

such

Borrower's
covenants, duties, indebtedness and liabilities under the Loan Documents.
4.
Acknowledgments and Stipulations. Each Borrower

acknowledges and stipulates that the

Credit Agreement and the other Loan

Documents executed by such
Borrower are

legal, valid

and binding

obligations of such

Borrower that

are enforceable

against such

Borrower in

accordance with

the terms thereof;

all of the

Obligations
are owing and payable

without defense, offset or counterclaim (and

to the extent there exists

any such defense, offset or

counterclaim on the date hereof,

the same is
hereby waived by such Borrower); the

security interests and Liens granted by

such Borrower in favor of

Agent are duly perfected, first priority

security interests and
Liens; and, as of

the opening of business

on December 21, 2022,

the unpaid principal amount

of the Revolver Loans

totaled $144,579,131.18, and the undrawn

face
amount of all Letters of Credit totaled $425,000.
5.
Representations and Warranties. Each Borrower represents and warrants to Agent and Lenders, to induce Agent and Lenders to enter into this Amendment, that no Default or Event of Default

exists on the date hereof; the execution, delivery and performance of this Amendment have been duly authorized by all requisite
corporate action on

the part of such

Borrower and this

Amendment has been

duly executed and

delivered by such Borrower;

and all of

the representations and

warranties
made by

such

Borrower in

the Credit

Agreement are

true and

correct in

all material

respects (except

that such

materiality

qualifier shall

not be

applicable to

any
representations and warranties that already

are qualified or modified by materiality in the

text thereof) on and as ofthe

date hereof, as though made on

and as of the date
hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations

and warranties that already are qualified or modified
by materiality in the text thereof) as of such earlier date).
6.
Reference to Credit

Agreement. Upon the

effectiveness of this

Amendment, each reference

in the Credit

Agreement to '
I
this Agreement," "hereunder,"

or
words of like import shall mean and be a reference to the Credit

Agreement, as amended by this Amendment.
7.
Breach of Amendment.

This Amendment

shall be part

of the Credit

Agreement and

a breach

of any representation,

warranty or covenant

herein shall constitute
an Event of Default.
8.
Conditions Precedent.

The effectiveness of the amendments contained in Section 2 hereof are subject to the satisfaction of each of the

following conditions
precedent, in form and substance satisfactory to Agent, unless satisfaction thereof is specifically waived in writing

by Agent:
(a) Agent's receipt of duly executed counterparts of this Amendment;
(b)
Agent's receipt of a

certificate from the

Secretary of each

Loan Party attesting

to the resolutions

of such Loan Party's

board of directors

authorizing
its execution, delivery, and performance of the Loan Documents to which it is a party;
(c)
no Default or Event of Default shall exist both before and

after giving pro forma effect to this Amendment; and
(d)
the representations and warranties of each Borrower or its

Subsidiaries contained in the Credit Agreement or in the

other Loan Documents shall
be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality

in the text thereof)

on and as of

the date of such

extension of credit, as

though made on and

as of such date

(except to the extent that

such
representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) as of such earlier date).
9.
Expenses of

Agent.

Borrowers agree

to pay, on

demand, all

costs and

expenses incurred

by Agent

in connection

with the

preparation, negotiation

and execution
of this Amendment and any other

Loan Documents executed pursuant hereto and any

and all amendments, modifications, and supplements thereto, including, without limitation, the costs and fees of Agent's legal counsel and any taxes or expenses associated with or incurred in connection with any instrument or agreement referred to herein or contemplated hereby.
10.
Effectiveness: Governing Law.

This Amendment shall be effective

upon acceptance by Agent and

Lenders (notice of which acceptance is

hereby waived),
whereupon the same shall be governed by and construed in

accordance with the internal

laws of the State of Georgia.
11.
Successors and Assigns.

This Amendment shall be binding upon and inure to the

benefit of the parties hereto and their respective successors and assigns.
12.
No Novation etc. Except as

otherwise expressly provided in this

Amendment, nothing herein shall

be deemed to amend or

modify any provision of the

Credit
Agreement or any of the other Loan Documents, each of which shall remain in full force and effect. This Amendment is not intended to be, nor shall it be construed to
create, a novation or accord and satisfaction, and the Credit Agreement as herein modified shall continue in full force and

effect.
13.
Counterparts: Telecopied Signatures.

This Amendment maybe

executed in any

number of counterparts

and by different

parties to this

Amendment on separate
counterparts, each

of which, when

so executed,

shall be deemed

an original, but

all such counterparts

shall constitute

one and the

same agreement.

Any signature

delivered
by a party by facsimile transmission shall be deemed to

be an original signature hereto.
14.
Further Assurances.

Each Borrower agrees

to take such further

actions as Agent

shall reasonably request

from time to

time in connection

herewith to evidence
or give effect to the amendments set forth herein or any of the transactions contemplated hereby.
15.
Section Titles.

Section titles and references used

in this Amendment shall be

without substantive meaning or content of

any kind whatsoever and

are not a
part of the agreements among the parties hereto.
16.
Release of Claims.

To induce

Agent and Lenders to

enter into this

Amendment, each Borrower hereby

releases, acquits and forever

discharges Agent and
Lenders, and all officers, directors, agents,

employees, successors and assigns ofAgent and Lenders,

from any and all liabilities, claims, demands,

actions or causes of
action of any kind or nature (if

there be any), whether absolute

or contingent, disputed or undisputed,

at law or in equity, or known or unknown, that

such Borrower now
has or ever

had against Agent or

any Lender arising under

or in connection with

any of the Loan

Documents or otherwise. Each

Borrower represents and warrants to
Agent and Lenders

that such Borrower has

not transferred or

assigned to any Person

any claim that

such Borrower ever had

or claimed to

have against Agent or

any
Lender.
17.
Waiver

of Jury Trial

.

To

the fullest extent

permitted by applicable

law, the

parties hereto each

hereby waives the

right to trial

by jury

in any action,

suit,
counterclaim or proceeding arising out of or related to this Amendment.
[Remainder of page intentionally left blank; signatures appear on following pages.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed under seal and delivered by their respective duly authorized officers on the date first written above.
BORROWERS:

DELTA

APPAREL INC.

By: /s/ Nancy Bubanich
Name: Nancy Bubanich
Title: Chief Accounting Officer

M.J. SOFFE, LLC
By: /s/ Nancy Bubanich
Name: Nancy Bubanich
Title: Chief Accounting Officer

CULVER CITY CLOTHING COMPANY
By: /s/ Nancy Bubanich
Name: Nancy Bubanich
Title: Chief Accounting Officer

SALT LIFE, LLC
By: /s/ Nancy Bubanich
Name: Nancy Bubanich
Title: Chief Accounting Officer

DTG2GO, LLC
By: /s/ Nancy Bubanich
Name: Nancy Bubanich
Title: Chief Accounting Officer

[Signatures continue on the following page.]

AGENT:

WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Christopher M. Waterstreet
Name: Christopher M. Waterstreet
Title: Vice President
LENDERS:
WELLS FARGO BANK, NATIONAL ASSOCIATION
By: /s/ Christopher M. Waterstreet
Name: Christopher M. Waterstreet
Title: Vice President
[Signatures continue on the following page.]

REGIONS BANK:

By: /s/ Scott Martin

Name: Scott Martin
Title: Managing Director
PNC BANK, NATIONAL ASSOCIATION:

By: /s/ Doug Meckelnburg

Name: Doug Meckelnburg
Title: